SUBJECT TO REVISION
 SERIES TERM SHEET DATED NOVEMBER 2, 1998



                                     $244,358,152
                        Oakwood Mortgage Investors, Inc.,
[LOGO APPEARS HERE]                 Depositor
                         Oakwood Acceptance Corporation,
                                    Servicer
           Senior/Subordinated Pass-Through Certificates, Series 1998-D

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors Senior/Subordinated Pass-Through Certificates, Series 1998-D. The Series Term Sheet has been prepared by Oakwood Mortgage Investors, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates, including the Oakwood Mortgage Investors, Inc. Senior/Subordinated Pass-Through Certificates, Series 1998-D, Class A-1 ARM and Class A, has been filed with the Securities and Exchange Commission and has been declared effective. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                           Credit Suisse First Boston

      This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1998-D Pooling and Servicing Agreement (including the July 1998 Edition to the Standard Terms) to be dated as of October 1, 1998, among Oakwood Mortgage Investors, Inc., as Depositor, Oakwood Acceptance Corporation, as Servicer, and PNC Bank, National Association, as Trustee.

                                                      Approximate
                                                       Initial
                                                       Certificate
                                                       Principal    Pass-Through
The Offered Certificates.........    Title of Class    Balance(1)        Rate
                                     --------------  -------------    ---------
                                 Class A-1 ARM
                                 Certificates.........   $6,023,152      .  %(2)
                                 Class A Certificates. $238,335,000      .  %(3)

                                 (1) The aggregate initial principal balance of
                                     the Certificates may be increased or
                                     decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the Classes of Certificates. Accordingly, any investor's commitments with respect to the Certificates may be increased or decreased correspondingly.
                                 (2) Based on One-Month LIBOR. The Pass-Through
                                     Rate for the Class A-1 ARM Certificate s shall not exceed the Weighted Average Net Asset Rate of the Adjustable Rate Assets for any Distribution Date. Computed on the basis of a 360-day year and the actual number of days in each Interest Accrual Period.
                                 (3) Computed on the basis of a 360-day year of
                                     twelve 30-day months.

Class Designations
  Class A-1 ARM Certificates.....Class A-1 ARM Certificates.
  Class A Certificates...........Class A Certificates.
  Class M Certificates...........Class M-1 and Class M-2 Certificates.
  Class B Certificates...........Class B-1 and Class B-2 Certificates.
  Subordinated Certificates......Class M, Class B, Class X and Class R
                                 Certificates.
  Offered Certificates...........Class A-1 ARM and Class A Certificates.

Other Certificates................ The Class M-1,  Class M-2,  Class B-1,  Class
                                   B-2,  Class X and  Class R  Certificates  are
                                   not being  offered  hereby.  The  Class  M-1,
                                   Class   M-2,   Class   B-1  and   Class   B-2
                                   Certificates  are  expected  to be  sold in a
                                   private  placement  at or around the  Closing
                                   Date,  and will be acquired in the interim by
                                   an  affiliate  of the  Company.  The  Class X
                                   and Class R  Certificates  are expected to be
                                   sold  initially  to related  entities  of the
                                   Company,  which may offer  them in the future
                                   in   one   or   more   privately   negotiated
                                   transactions.
Denominations....................  The Offered Certificates will be Book-Entry
                                   Certificates only, in minimum denominations
                                   of $1,000 and integral multiples of $1 in
                                   excess thereof.
Cut-off Date.....................  October 1, 1998.
Distribution Dates...............  The fifteenth day of each month, (or if such fifteenth day is not a business day, the next
                                   succeeding business day) commencing in
                                   November 1998 (each, a "Distribution Date").
Record Date......................  With  respect  to  each  Distribution   Date,
                                   other than the first  Distribution  Date, the
                                   close of  business on the last  business  day
                                   of the  month  preceding  the  month in which
                                   such  Distribution  Date  occurs,   and  with
                                   respect to the first  Distribution  Date, the
                                   close  of  business  on  the  Closing   Date.
                                   (each, a "Record Date").

Interest Accrual Period..........  With respect to each Distribution Date, (i)
                                   for the Class A-1 ARM Certificates, the
                                   period commencing on the 15th day of the preceding month through the 14th day of the month in which such Distribution Date occurs (except that the first Interest Accrual Period for the Class A-1 ARM Certificates will be the period from the Closing Date to November 15, 1998) and (ii) for the Class A Certificates, the calendar month preceding the month in which the Distribution Date occurs (each, an "Interest Accrual Period").

Distributions....................  The "Available Distribution Amount" for a
                                   Distribution Date generally will include
                                   (1)(a) Monthly Payments of principal and interest due on the Assets during the related Collection Period, to the extent such payments were actually collected from the Obligors or advanced by the Servicer and (b) unscheduled payments received with respect to the Assets during the related Prepayment Period, including Principal Prepayments, proceeds of repurchases, Net Liquidation Proceeds and Net Insurance Proceeds, less
                                   (2)(a) if Oakwood is not the Servicer,
                                   Servicing Fees for the related Collection
                                   Period, (b) amounts required to reimburse the Servicer for previously unreimbursed Advances in accordance with the Agreement, (c) amounts required to reimburse the Company or the Servicer for certain reimbursable expenses in accordance with the Agreement and (d) amounts required to reimburse any party for an overpayment of a Repurchase Price for an Asset in accordance with the Agreement.

                                   In general, principal paid in respect of the Adjustable Rate Assets will be allocated to holders of the Class A-1 ARM Certificates, and principal paid in respect of the Fixed Rate Assets will be allocated to the Class A, Class M and Class B Certificates.

                                   Distributions will be made on each
                                   Distribution Date to holders of record on the preceding Record Date. Distributions on a Class of Certificates will be allocated among the Certificates of such Class in proportion to their respective percentage interests.
Certificate Structure
Considerations...................  The primary credit support for the Offered
                                   Certificates is the subordination of the Subordinated Certificates.

Cross-over Date..................  The later to occur of (a) the Distribution
                                   Date occurring in May 2003 or (b) the first
                                   Distribution Date on which the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the Adjusted Certificate Principal Balance of the Subordinated Certificates for such Distribution Date and the denominator of which is the Pool Scheduled Principal Balance on such Distribution Date, equals or exceeds
                                   1.75 times the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the initial aggregate Adjusted Certificate Principal Balance of the Subordinated Certificates and the denominator of which is the Pool Scheduled Principal Balance on the
                                   Cut-off Date.

Performance Test.................  The Average 60-Day Delinquent Ratio is less than or equal to 5%; the Average 30-Day
                                   Delinquency Ratio is less than or equal to
                                   7%, the Current Realized Loss Ratio is less
                                   than or equal to 2.75%; and the Cumulative
                                   Realized Losses are less than or equal to the applicable percentage of the Aggregate Cut-off Date Pool Principal Balance set forth in the Pooling and Servicing
                                   Agreement.
Realized Losses on Liquidated
Loans............................  The Principal Distribution Amount for any
                                   Distribution Date is intended to include the
                                   Scheduled Principal Balance of each Asset
                                   that became a Liquidated Loan during the
                                   preceding calendar month. A Realized Loss
                                   will be incurred on a Liquidated Loan in the
                                   amount, if any, by which the Net Liquidation
                                   Proceeds from such Liquidated Loan are less
                                   than the Unpaid Principal Balance of such
                                   Liquidated Loan, plus accrued and unpaid
                                   interest thereon (to the extent not covered
                                   by Servicing Advances, if any, with respect
                                   to such Liquidated Loan), plus amounts
                                   reimbursable to the Servicer for previously
                                   unreimbursed Servicing Advances. The amount
                                   of the Realized Loss, if any, in excess of
                                   amount of interest collected on the
                                   nondefaulted Assets in excess of certain
                                   Interest Distribution Amounts and Carryover
                                   Interest Distribution Amounts required to be
                                   distributed on the Class A-1 ARM, Class A,
                                   Class M and Class B Certificates and any
                                   portion of such interest required to be paid
                                   to a Servicer other than Oakwood as servicing compensation ("Excess Interest") will be allocated to the Class M and Class B Certificates as a Writedown Amount in
                                   reduction  of  their  Certificate   Principal
                                   Balance as described below.

Allocation of Writedown Amounts..  The "Writedown Amount" for any Distribution
                                   Date will be the amount, if any, by which the aggregate Certificate Principal Balance of all Certificates, after all distributions have been made on the Certificates on such Distribution Date, exceeds the Pool Scheduled Principal Balance of the Assets for the next Distribution Date. The Writedown Amount will be allocated among the Classes of Subordinated Certificates in the following order of priority:
                                   (1) first,  to the Class B-2  Certificates,
                                       to  be  applied  in   reduction   of  the
                                       Adjusted Certificate Principal Balance of such Class until it has been reduced to zero;
                                   (2) second, to the Class B-1 Certificates,
                                       to be applied in reduction of the
                                       Adjusted Certificate Principal Balance of such Class until it has been reduced to zero;
                                   (3) third, to the Class M-2 Certificates,
                                       to be applied in reduction of the
                                       Adjusted Certificate Principal Balance of such Class until it has been reduced to zero; and
                                   (4) fourth, to the Class M-1 Certificates,
                                       to be applied in reduction of the
                                       Adjusted Certificate Principal Balance of such Class until it has been reduced to zero.

Advances.......................... For each Distribution Date, the Servicer will be obligated to make an advance (a "P&I
                                   Advance") equal to the positive difference,
                                   if any, between the P&I Advance Calculation
                                   Amount for such Distribution Date and the
                                   amount of funds available in the Certificate
                                   Account. The Servicer will also be obligated
                                   to make Advances ("Servicing Advances" and,
                                   together with P&I Advances, "Advances") in
                                   respect of Liquidation Expenses and certain
                                   taxes and insurance premiums not paid by an
                                   Obligor on a timely basis, to the extent the
                                   Servicer deems such Servicing Advances
                                   recoverable out of Liquidation Proceeds or
                                   from subsequent collections. P&I Advances and Servicing Advances are reimbursable to the Servicer under certain circumstances.
Final Scheduled Distribution
Dates............................. To the extent not previously paid prior to such dates, the outstanding principal amount of each Class of Offered Certificates will be payable on the January 2029 Distribution Date (with respect to each Class of Certificates, the "Final Scheduled Distribution Date"). The Final Scheduled Distribution Date has been determined by adding three months to the maturity date of Scheduled Distribution Dates the Asset with the latest stated maturity.

Optional Termination.............. The Servicer at its option and subject to the limitations imposed by the Agreement, will have the option to purchase from the Trust Estate all Assets then outstanding and all other property in the Trust Estate on any Distribution Date occurring on or after the Distribution Date on which the sum of the Certificate Principal Balance of the Certificates is less than 10% of the sum of the original Certificate Principal Balance of the Certificates.

Auction Sale...................... If the Servicer does not exercise its optional termination right within 90 days after it first becomes eligible to do so, the Trustee shall solicit bids for the purchase of all Assets then outstanding and all other property in the Trust Estate. In the event that satisfactory bids are received, the sale proceeds will be distributed to Certificateholders.

The Assets........................ The Trust will consist of (1) fixed and adjustable manufactured housing installment sales contracts (collectively, the "Contracts") secured by security interests in manufactured homes, as defined herein (the "Manufactured Homes"), and with respect to certain of the Contracts ("Land Secured Contracts"), secured by liens on the real estate on which the related Manufactured Homes are located, and (2) mortgage loans secured by first liens on the real estate to which the related Manufactured Homes are deemed permanently affixed (the "Mortgage Loans," and together with the Contracts, the "Assets"). The Asset Pool consists of approximately 7,014 Assets having an total aggregate Scheduled Principal Balance as of the Cut-off Date of $319,423,714.08.

                                   Fixed Rate Assets
                                   -----------------
                                   As of the Cut-off Date, 6,942 Assets,
                                   aggregating $313,400,561.79 are secured by fixed rate Assets ("Fixed Rate Assets"). Approximately 12.91% of the Fixed Rate

                                   Assets are Mortgage Loans and approximately
                                   3.09% of the Fixed Rate Assets are Land
                                   Secured Contracts. Based on Cut-off Date Pool Scheduled Principal Balance, approximately 89.61% of the Fixed Rate Assets are secured by Manufactured Homes which were new, approximately 1.30% of the Fixed Rate Assets are secured by Manufactured Homes which were used, approximately 8.09% of the Fixed Rate Assets are secured by Manufactured Homes which were repossessed and approximately 1.00% of the Fixed Rate Assets are secured by Manufactured Homes which were transferred. As of the Cut-off Date, the Fixed Rate Assets were secured by Manufactured Homes or Mortgaged Properties (or Real Properties, in the case of Land Secured Contracts) located in 38 states, and approximately 20.07% and 17.77% of the Fixed Rate Assets were secured by Manufactured Homes or Mortgaged Properties located in North Carolina and Texas, respectively (based on the mailing addresses of the Obligors on the Assets as of the Cut-off Date). Each Fixed Rate Asset bears interest at an annual percentage rate (an "APR") of at least 6.49% and not more than 18.00%. The weighted averaged APR of the Fixed Rate Assets as of the Cut-off Date is approximately 9.69%. The Fixed Rate Assets have remaining terms to maturity as of the Cut-off Date of at least 13 months but not more than 360 months and original terms to stated maturity of at least 15 months but not more than 360 months. As of the Cut-off Date, the Fixed Rate Assets had a weighted average original term to stated maturity of approximately 298 months, and a weighted average remaining term to stated maturity of approximately 297 months. The final scheduled payment date on the Fixed Rate Asset with the latest maturity occurs in October 2028.

                                   Adjustable Rate Assets
                                   ----------------------
                                   As of the Cut-off Date, 72 Assets aggregating $6,023,152.29, are secured by adjustable rate Assets ("Adjustable Rate Assets"). As of the Cut-off Date, all Adjustable Rate Assets are Mortgage Loans secured by Manufactured Homes. Based on Cut-off Date Pool Scheduled Principal Balance, approximately 98.88% of the Adjustable Rate Assets are secured by Manufactured Homes which were new, approximately 1.12% of the Adjustable Rate assets are secured by Manufactured Homes where were used. As of the Cut-off Date, the Adjustable Rate Assets were secured by Mortgaged Properties located in 20 states, and approximately 19.92%, 11.52% and 11.10% of the Adjustable Assets were secured by Mortgaged Properties located in North Carolina, Washington and Kentucky, respectively (based on the mailing addresses of the Obligors on the Assets as of the Cut-off Date). Each Adjustable Rate Asset bears interest at an annual percentage rate (an "APR") of at least 7.00% and not more than 8.63%. The weighted averaged APR of the Adjustable Rate Assets as of the Cut-off Date is approximately 7.93%. The Adjustable Rate Assets have remaining terms to maturity as of the Cut-off Date of at least 180 months but not more than 360 months and original terms to stated maturity of at least 180 months but not more than 360 months. As of the Cut-off Date, the Adjustable Rate Assets had a weighted average original term to stated maturity of approximately 355 months, and a weighted average remaining term to stated maturity of approximately 354 months. All Adjustable Rate Assets adjust annually based on the monthly average yield on United States treasury securities adjusted to a constant maturity of one year. All Adjustable Rate Assets have annual caps of 2%. The weighted average lifetime cap of the Adjustable Rate Assets as of the Cut-off Date is approximately 14%. The Adjustable Rate Assets have gross margins as of the Cut-off Date of at least 3.25% but not more than 4.75%. The weighted average gross margin of the Adjustable Rate Assets as of the Cut-off Date is approximately 4.12%. The final scheduled payment date on the Adjustable Rate Asset with the latest maturity occurs in October 2028.

                                   No Asset has an original loan-to-value ratio in excess of 100%. The Servicer will be required to cause to be maintained one or more standard hazard insurance policies with respect to each Manufactured Home and Mortgaged Property.

Certain Federal Income Tax
  Consequences...................  For federal income tax purposes, the Trust
                                   Estate will be treated as one or more real estate mortgage investment conduits ("REMIC"). The Class A-1 ARM , Class A, Class M, Class B and Class X Certificates will constitute "regular interests" in the REMIC for federal income tax purposes. The Class R Certificates will be treated as the sole class of "residual interests" in the REMIC for federal income tax purposes.

ERISA Considerations.............  Fiduciaries of employee benefit plans and certain other retirement plans and
                                   arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or corresponding provisions of the Code (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan Investors") should consult with their own counsel to determine whether the purchase or holding of the Offered Certificates could give rise to a transaction that is prohibited either under ERISA or the Code.

Legal Investment Considerations... The Class A-1 ARM and Class A Certificates
                                   are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

Rations........................... It is a condition to the issuance of the
                                   Certificates that they be rated as follow:

                                            S&P                  Moody's
                                            ---                  -------
   Class A-1 ARM...............             AAA                    Aaa
   Class A.....................             AAA                    Aaa

Delinquency, Loan Loss and Repossession Experience

      The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Assets will be comparable to that set forth below.

                            Asset Servicing Portfolio
                             (Dollars in thousands)

                                                                     At September 30,
                                ----------------------------------------------------------------------------------------
                                   1993          1994           1995            1996            1997            1998
                                ----------    ----------    ------------    ------------    ------------    ------------
Total Number of
   Serviced Assets
   Oakwood Originated.........      28,938        39,273          51,566          67,120          89,411         111,351
   Acquired Portfolios........       1,591         5,773           4,872           4,177           3,602           2,818
Aggregate Outstanding
Principal Balance of
Serviced Assets
   Oakwood Originated.........  $  507,394    $  757,640    $  1,130,378    $  1,687,406    $  2,499,794    $  3,536,657
   Acquired Portfolios........  $   30,498    $   85,227    $     70,853    $     57,837    $     47,027    $     35,882
Average Outstanding
Principal Balance per
Serviced Asset
   Oakwood Originated.........  $     17.5    $     19.3    $       21.9    $       25.1    $       28.0    $       31.8
   Acquired Portfolios........  $     19.2    $     14.8    $       14.5    $       13.8    $       13.1    $       12.7
Weighted Average
Interest Rate
of Serviced Assets
   Oakwood Originated.........        12.8%         12.2%           12.0%           11.5%           11.0%           10.8%
   Acquired Portfolios........         9.4%         11.0%           11.3%           11.2%           11.1%           11.0%



                           Delinquency Experience (1)
                             (Dollars in thousands)

                                            At September 30,
                               -------------------------------------------
                                 1993   1994    1995    1996  1997   1998
                               ------ ------  ------ ------------- ------
Total Number of Serviced
Assets
   Oakwood Originated.......   28,938 39,273  51,566 67,120 89,411 111,351
   Acquired Portfolios......    1,591  5,773   4,872  4,177  3,602   2,818
Number of Delinquent Assets
  (2).......................
   Oakwood Originated:......
    30-59 Days..............      244    350     601    835  1,171   2,345
    60-89 Days..............       51     97     185    308    476     906
    90 Days or More.........      150    198     267    492    716   1,222
   Total Number of Assets
   Delinquent                     445    645   1,053  1,635  2,363   4,473
   Acquired Portfolios......
    30-59 Days..............       37    127      63     66     90      75
    60-89 Days..............       26     49      17     23     23      31
    90 Days or More.........       16     98      76     62     75      57
   Total Number of Assets
   Delinquent                      79    274     156    151    188     163
Total Delinquencies as a
   Percentage of Serviced
   Assets (3)...............
   Oakwood Originated.......     1.5%   1.6%    2.0%   2.4%    2.6%    4.0%
   Acquired Portfolios......     5.0%   4.7%    3.2%   3.6%    5.2%    5.8%


(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3) By number of assets.

                        Loan Loss/Repossession Experience
                             (Dollars in thousands)

                                                         At or for the fiscal year ended
                                                                   September 30,
                                --------------------------------------------------------------------------------
                                   1993          1994          1995          1996          1997          1998
                                ----------    ----------    ----------    ----------    ----------    ----------
Total Number of
   Serviced  Assets (1)             30,529        45,046        56,438        71,297        93,013       114,169
Average Number of
   Serviced
   Assets During Period........     25,990        37,788        50,742        63,868        82,155       103,591
Number of Serviced
   Assets Repossessed .........        902         1,241         1,718         2,746         3,885         5,411
Serviced
   Assets Repossessed
   as a Percentage of
   Total Serviced
   Assets (2) .................       2.95%         2.75%         3.04%         3.85%         4.18%         4.74%
Serviced
   Assets Repossessed
   as a Percentage of
   Average Number of
   Serviced Assets ............       3.47%         3.28%         3.39%         4.30%         4.73%         5.22%
Average Outstanding
   Principal Balance of
   Assets (3)
   Oakwood Originated ......... $  531,199    $  701,875    $  976,905    $1,409,467    $2,065,033    $2,978,235
   Acquired Portfolios ........ $   15,249    $   30,432    $   30,235    $   27,351    $   22,943    $   19,179
Net Losses from Asset
   Liquidation(4):
   Total Dollars (3) ..........
     Oakwood Originated........ $    3,328    $    4,630    $     7,30    $   14,248    $   26,872    $   45,189
     Acquired Portfolios....... $        0    $      203    $      473    $      592    $      528    $      220
   As a Percentage of
   Average Outstanding
   Principal Balance of
   Assets (3) (5)
     Oakwood Originated........       0.63%         0.66%         0.75%         1.01%         1.30%         1.52%
     Acquired Portfolios.......       0.00%         0.67%         1.56%         2.16%         2.30%         1.15%

(1) As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance Corporation and serviced by Oakwood Acceptance Corporation and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance Corporation-serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance Corporation.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.

      The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

      Whenever reference is made herein to a percentage of the Assets (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

Fixed Rate Assets:

                Geographical Distribution of Manufactured Homes(1)

                       Number    Aggregate      Percentage of
                      of Fixed   Scheduled        Fixed Rate
                        Rate     Principal        Asset Pool
Geographic Location    Assets     Balance           by SPB
-------------------    ------     -------           ------
Alabama............      291    $12,284,263          3.92%
Alaska.............        1         57,563          0.02
Arizona............      207     12,179,698          3.89
Arkansas...........       95      4,017,658          1.28
California.........       31      2,249,724          0.72
Colorado...........       61      3,588,406          1.14
Delaware...........       52      1,732,832          0.55
Florida............      206      9,597,249          3.06
Georgia............      305     13,983,113          4.46
Idaho..............       88      5,270,835          1.68
Illinois...........       21        947,848          0.30
Indiana............        4        160,037          0.05
Kansas.............       47      2,143,438          0.68
Kentucky...........      170      7,266,541          2.32
Louisiana..........      255     10,917,628          3.48
Maryland...........       19        668,299          0.21
Massachusetts......        2         77,520          0.02
Mississippi........      230     10,172,642          3.25
Missouri...........      129      5,233,503          1.67
Nebraska...........        1         33,030          0.01
Nevada.............       36      1,964,712          0.63
New Jersey.........        2        107,102          0.03
New Mexico.........      269     13,883,719          4.43
New York...........        5        259,519          0.08
North Carolina.....    1,480     62,895,814         20.07
North Dakota.......        1        150,031          0.05
Ohio...............       58      2,125,903          0.68
Oklahoma...........      137      6,214,359          1.98
Oregon.............       64      4,719,371          1.51
Pennsylvania.......        1         37,263          0.01
South Carolina.....      372     16,014,911          5.11
Tennessee..........      354     14,572,365          4.65
Texas..............    1,276     55,684,378         17.77
Utah...............       41      2,494,436          0.80
Virginia...........      392     16,095,419          5.14
Washington.........      107      8,591,531          2.74
West Virginia......      131      4,933,810          1.57
Wyoming............        1         74,092          0.02
                      ------   ------------        ------
  Total............    6,942   $313,400,562        100.00%
                      ======   ============        ======

(1) Based on the mailing address of the Obligor on the related Fixed Rate Asset as of the Cut-off Date.

                 Year of Origination of Fixed Rate Assets (1)

                       Number
                         of       Aggregate       Percentage of
                       Fixed      Scheduled        Fixed Rate
                        Rate      Principal        Asset Pool
Year of Origination    Assets      Balance           by SPB
-------------------    ------      -------           ------
   1992.............        1   $     20,846          0.01%
   1993.............        1         29,094          0.01
   1995.............        4         98,729          0.03
   1996.............        8        358,915          0.11
   1997.............       18        747,934          0.24
   1998.............    6,910    312,145,045         99.60
                        -----   ------------        ------
        Total.......    6,942   $313,400,562        100.00%
                        =====   ============        ======
--------------
(1) The weighted average seasoning of the Fixed Rate Assets was approximately 1 month as of the Cut-off Date.



              Distribution of Original Fixed Rate Asset Amounts(1)

                        Number
                          of        Aggregate        Percentage of
                        Fixed       Scheduled          Fixed Rate
Original Fixed Rate      Rate       Principal          Asset Pool
Asset Amount            Assets       Balance             by SPB
------------            ------       -------             ------
$   4,999 or less....       13         50,931             0.02%
$   5,000 - $   9,999      101        775,442             0.25
$  10,000 - $  14,999      135      1,678,499             0.54
$  15,000 - $  19,999      195      3,437,186             1.10
$  20,000 - $  24,999      369      8,391,636             2.68
$  25,000 - $  29,999      706     19,488,109             6.22
$  30,000 - $  34,999      922     29,984,786             9.57
$  35,000 - $  39,999      923     34,349,398            10.96
$  40,000 - $  44,999      492     20,808,952             6.64
$  45,000 - $  49,999      449     21,413,132             6.83
$  50,000 - $  54,999      580     30,465,172             9.72
$  55,000 - $  59,999      547     31,444,399            10.03
$  60,000 - $  64,999      497     30,988,348             9.89
$  65,000 - $  69,999      359     24,160,742             7.71
$  70,000 - $  74,999      199     14,362,794             4.58
$  75,000 - $  79,999      129      9,950,707             3.18
$  80,000 - $  84,999       95      7,799,221             2.49
$  85,000 - $  89,999       54      4,718,687             1.51
$  90,000 - $  94,999       43      3,966,520             1.27
$  95,000 - $  99,999       35      3,409,890             1.09
$100,000 or more.....       99     11,756,011             3.75
                         -----   ------------           ------
     Total...........    6,942   $313,400,562           100.00%
                         =====   ============           ======
--------------
(1) The highest original Fixed Rate Asset amount was $211,847, which represents approximately 0.07% of the aggregate principal balance of the Fixed Rate Assets at origination. The average original principal amount of the Fixed Rate Assets was approximately $45,194 as of the Cut-off Date.

                           Fixed Rate Asset Rates (1)

                        Number
                          of      Aggregate       Percentage of
                        Fixed     Scheduled         Fixed Rate
                         Rate     Principal         Asset Pool
Asset Rate              Assets     Balance            by SPB
----------              ------     -------            ------
6.000% - 6.999%....     1,126   $ 66,771,999          21.31%
7.000% - 7.999%....       493     29,529,394           9.42
8.000% - 8.999%....     1,098     59,457,050          18.97
9.000% -   9.999%..       968     44,291,925          14.13
10.000% - 10.999%..       342     18,935,654           6.04
11.000% - 11.999%..       498     16,577,858           5.29
12.000% - 12.999%..     1,466     47,492,855          15.15
13.000% - 13.999%..       949     30,330,929           9.68
14.000% - 14.999%..         1          8,722           0.00
18.000% - 18.999%..         1          4,176           0.00
                        -----    -----------         ------
     Total.........     6,942    $313,400,562        100.00%
                        =====    ============        ======
-------------
(1) The weighted average Fixed Rate Asset Rate was approximately 9.69% as of the Cut-off Date. This table reflects the Fixed Rate Asset Rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Rates of the Step-up Rate Loans.



         Remaining Terms to Maturity of Fixed Rate Assets (In Months) (1)

                        Number
                          of       Aggregate      Percentage of
                        Fixed      Scheduled        Fixed Rate
Remaining Term           Rate      Principal        Asset Pool
to Maturity             Assets      Balance           by SPB
-----------             ------      -------           ------
 1 -   60 months...       132    $ 1,179,447           0.38%
61 -   96 months...       100      1,401,784           0.45
97 - 120 months....       167      3,381,123           1.08
121 - 156 months...       221      4,745,909           1.51
157 - 180 months...     1,123     35,021,292          11.17
181 - 216 months...        69      2,164,030           0.69
217 - 240 months...     1,466     54,390,037          17.35
241 - 300 months...     1,306     59,646,107          19.03
301 - 360 months...     2,358    151,470,832          48.33
                        -----   ------------         ------
  Total............     6,942   $313,400,562         100.00%
                        =====   ============         ======
--------------------
(1) The weighted average remaining term to maturity of the Fixed Rate Assets was approximately 297 months as of the Cut-off Date.



         Original Terms to Maturity of Fixed Rate Assets (In Months) (1)

                        Number
                          of       Aggregate     Percentage of
                        Fixed      Scheduled       Fixed Rate
Original Term            Rate      Principal       Asset Pool
to Maturity             Assets      Balance          by SPB
-----------             ------      -------          ------
 1 -   60 months...       130      1,160,394           0.37%
61 -   96 months...       102      1,420,837           0.45
97 - 120 months....       165      3,343,249           1.07
121 - 156 months...       220      4,703,658           1.50
157 - 180 months...     1,125     35,072,323          11.19
181 - 216 months...        66      2,087,356           0.67
217 - 240 months...     1,470     54,495,805          17.39
241 - 300 months...     1,306     59,646,107          19.03
301 - 360 months...     2,358    151,470,832          48.33
                        -----   ------------         ------
  Total............     6,942   $313,400,562         100.00%
                        =====   ============         ======

------------------
(1) The weighted average original term to maturity of the Fixed Rate Assets was approximately 298 months as of the Cut-off Date.

       Distribution of Original Loan-to-Value Ratios of Fixed Rate Assets(1)

                         Number
                           of      Aggregate      Percentage of
                         Fixed     Scheduled     Fixed Rate Asset
                          Rate     Principal          Pool
Loan-to Value Ratio(2)   Assets     Balance           by SPB
----------------------   ------     -------           ------
50%  or  less.......        49   $ 2,234,776           0.71%
51% - 55%...........        33     1,443,223           0.46
56% - 60%...........        25       832,517           0.27
61% - 65%...........        24     1,036,620           0.33
66% - 70%...........        51     1,930,114           0.62
71% - 75%...........        90     3,431,016           1.09
76% - 80%...........       180     6,626,868           2.11
81% - 85%...........       346    12,410,938           3.96
86% - 90%...........       648    24,879,383           7.94
91% - 95%...........     1,533    66,499,656          21.22
96% - 100%..........     3,963    192,075,451         61.29
                         -----   ------------       -------
     Total..........     6,942   $313,400,562        100.00%
                         =====   ============        ======
------------------
(1) The weighted average original Loan-to-Value Ratio of the Fixed Rate Assets was approximately 94.44% as of the Cut-off Date.
(2) Rounded to nearest 1%.


Adjustable Rate Assets:

                Geographical Distribution of Manufactured Homes(1)


                      Number of    Aggregate    Percentage of
                      Adjustable   Scheduled   Adjustable Rate
                         Rate     Principal      Asset Pool
Geographic Location     Assets      Balance         by SPB
-------------------     ------      -------         ------
Alabama............         2    $   182,579         3.03%
Arizona............         1         55,446         0.92
Colorado...........         3        296,832         4.93
Delaware...........         1         66,332         1.10
Florida............         3        186,751         3.10
Georgia............         1         77,933         1.29
Idaho..............         3        242,567         4.03
Kansas.............         1         54,397         0.90
Kentucky...........         8        668,730        11.10
Missouri...........         1        142,169         2.36
New Mexico.........         5        468,221         7.77
North Carolina.....        14      1,199,602        19.92
Ohio...............         1        100,931         1.68
Oklahoma...........         3        200,932         3.34
Oregon.............         4        369,334         6.13
South Carolina.....         1         62,204         1.03
Tennessee..........         8        579,805         9.63
Texas..............         2        169,105         2.81
Virginia...........         3        205,330         3.41

Washington.........         7        693,955        11.52
                          ---     ----------       ------
  Total............        72     $6,023,152       100.00%
                          ===     ==========       ======
-----------------
(1) Based on the mailing address of the Obligor on the related Adjustable Rate Asset as of the Cut-off Date.

               Year of Origination of Adjustable Rate Assets (1)


                      Number of    Aggregate     Percentage of
                      Adjustable   Scheduled    Adjustable Rate
                         Rate     Principal        Asset Pool
Year of Origination     Assets      Balance          by SPB
-------------------     ------      -------          ------
   1998.............       72    $6,023,152         100.00%
                           --    ----------         -------
        Total.......       72    $6,023,152         100.00%
                           ==    ==========         ======
--------------
(1) The weighted average seasoning of the Adjustable Rate Assets was approximately 1 month as of the Cut-off Date.


            Distribution of Adjustable Rate Assets Gross Margins(1)


                      Number of    Aggregate     Percentage of
                      Adjustable   Scheduled    Adjustable Rate
                         Rate     Principal        Asset Pool
Gross Margins           Assets      Balance          by SPB
-------------           ------      -------          ------
3.250% - 3.750%....        27    $2,148,215          35.67%
4.500% - 4.750%...         45     3,874,937          64.33
                           --    -----------        ------
        Total.......       72    $6,023,152         100.00%
                           ==    ==========         ======
--------------
(1) The weighted average gross margin of the Adjustable Rate Assets was approximately 4.12% as of the Cut-off Date.


            Distribution of Original Adjustable Rate Asset Amounts(1)


                        Number of     Aggregate      Percentage of
                       Adjustable     Scheduled     Adjustable Rate
Original Adjustable       Rate       Principal         Asset Pool
Rate Asset Amount        Assets        Balance           by SPB
-----------------        ------        -------           ------
$  40,000 - $  44,999        2     $   80,950             1.34%
$  45,000 - $  49,999        1         49,557             0.82
$  50,000 - $  54,999        1         54,397             0.90
$  55,000 - $  59,999        6        341,349             5.67
$  60,000 - $  64,999        4        251,017             4.17
$  65,000 - $  69,999        6        404,630             6.72
$  70,000 - $  74,999        4        289,336             4.80
$  75,000 - $  79,999       11        844,591            14.02
$  80,000 - $  84,999        6        493,681             8.20
$  85,000 - $  89,999        4        350,954             5.83
$  90,000 - $  94,999        2        182,821             3.04
$  95,000 - $  99,999        8        780,596            12.96
$100,000 or more.....       17      1,899,273            31.53
                          ----     ----------           ------
     Total...........       72     $6,023,152           100.00%
                          ====     ==========           ======
------------------
(1) The highest original Adjustable Rate Asset amount was $145,487, which represents approximately 2.42% of the aggregate principal balance of the Adjustable Assets at origination. The average original principal amount of the Adjustable Rate Assets was approximately $83,721 as of the Cut-off Date.

                     Adjustable Rate Current Asset Rates (1)


                        Number of     Aggregate    Percentage of
                       Adjustable     Scheduled   Adjustable Rate
Current                   Rate       Principal       Asset Pool
Asset Rate               Assets        Balance         by SPB
----------               ------        -------         ------
7.000% - 7.999%....        27       $ 2,151,696         35.72%
8.000% - 8.999%...         45         3,871,456         64.28
                           --         ---------       -------
     Total.........        72       $ 6,023,152        100.00%
                           ==         =========        ======
---------------
(1) The weighted average Adjustable Rate Asset Rate was approximately 7.93% as of the Cut-off Date. This table reflects the Asset Rates of the Adjustable Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Asset Rates of the Adjustable Rate Loans.


      Remaining Terms to Maturity of Adjustable Rate Assets (In Months) (1)


                        Number of     Aggregate    Percentage of
                       Adjustable     Scheduled   Adjustable Rate
Remaining Term            Rate       Principal       Asset Pool
to Maturity              Assets        Balance         by SPB
-----------              ------        -------         ------

157 - 180 months...         1        $   62,204         1.03%
217 - 240 months...         1            56,655          0.94
241 - 300 months...         4           213,039          3.54
301 - 360 months...        66         5,691,256         94.49
                           --        ----------        ------
  Total............        72        $6,023,152        100.00%
                           ==        ==========        ======
-----------------
(1) The weighted average remaining term to maturity of the Adjustable Assets was approximately 354 months as of the Cut-off Date.


       Original Terms to Maturity of Adjustable Rate Assets (In Months) (1)


                        Number of     Aggregate     Percentage of
                       Adjustable     Scheduled    Adjustable Rate
Original Term             Rate       Principal        Asset Pool
to Maturity              Assets        Balance          by SPB
-----------              ------        -------          ------
157 - 180 months...         1        $   62,204         1.03%
217 - 240 months...         1            56,655          0.94
241 - 300 months...         4           213,039          3.54
301 - 360 months...        66         5,691,256         94.49
                           --        ----------        ------
  Total............        72        $6,023,152        100.00%
                           ==        ==========        ======
-----------------
(1) The weighted average original term to maturity of the Adjustable Assets was approximately 355 months as of the Cut-off Date.

    Distribution of Original Loan-to-Value Ratios of Adjustable Rate Assets(1)


                        Number of     Aggregate      Percentage of
                        Adjustable    Scheduled     Adjustable Rate
                           Rate      Principal         Asset Pool
Loan-to Value Ratio(2)    Assets       Balance           by SPB
----------------------    ------       -------           ------
56% - 60%...........         1      $   40,518            0.67%
66% - 70%...........         1          86,723            1.44
71% - 75%...........         2         144,890            2.41
76% - 80%...........         1          84,579            1.40
81% - 85%...........         2         161,170            2.68
86% - 90%...........         7         549,352            9.12
91% - 95%...........        14       1,208,144           20.06
96% - 100%..........        44       3,747,776           62.22
                            --     -----------         -------
     Total..........        72      $6,023,152          100.00%
                            ==      ==========          ======
-------------------
(1) The weighted average original Loan-to-Value Ratio of the Adjustable Assets was approximately 94.61% as of the Cut-off Date.
(2) Rounded to nearest 1%.

      "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed:


                  Distribution of Next Contract Rate Change Date

                                Number of     Aggregate     Percentage of
                                Adjustable    Scheduled    Adjustable Rate
Month of Next                      Rate      Principal        Asset Pool
Contract Rate Change Date         Assets       Balance          by SPB
-------------------------         ------       -------          ------
April 1, 1999......                  3      $   177,713          2.95%
May 1, 1999........                  1           76,540          1.27
August 1, 1999.....                 11          994,566         16.51
September 1, 1999..                 26        2,208,057         36.66
October 1, 1999....                 31        2,566,276         42.61
                                    --       ----------        ------
  Total............                 72       $6,023,152        100.00%
                                    --       ==========        ======

              Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1998-D
                             Computational Materials


BOND PROFILE SUMMARY

 -----------------------------------------------------------------------------
  Class               Original  Coupon  Avg.   CBE            1st  Last   Mod.
  Name & Type             Par     %     Life  Yield   Price   Pay   Pay   Dur.
 -----------------------------------------------------------------------------
 To Call:
  A1  SENIOR      238,335,000   6.4000  5.20  6.450  99-28+  11/98  7/13  3.89
  A1A SENIOR FLT    6,023,152 FLOAT(3)  5.19   N/A   100-00  11/98  7/13  3.99
  M1  AA MEZZ      22,360,000   7.1750  9.59  7.250   99-30   5/03  7/13  6.48
  M2  A SUB        14,374,000   7.7500  9.59  7.851  99-27+   5/03  7/13  6.30
  B1  BBB SUB      12,777,000   8.6500  9.47  8.770  99-28+   5/03  7/13  6.00
  B2  BBB- SUB     25,554,561   7.9500  9.65  9.701  90-07+   5/03  7/13  5.97
 -------------------------------
 To Maturity:
  A1  SENIOR      238,335,000   6.4000  5.46  6.451  99-28+  11/98 12/20  3.98
  A1A SENIOR FLT    6,023,152 FLOAT(3)  5.40   N/A   100-00  11/98  1/21  4.07
  M1  AA MEZZ      22,360,000   7.1750 10.02  7.250   99-30   5/03  5/17  6.61
  M2  A SUB        14,374,000   7.7500  9.81  7.851  99-27+   5/03  9/15  6.36
  B1  BBB SUB      12,777,000   8.6500  9.49  8.770  99-28+   5/03  1/14  6.00
  B2  BBB- SUB     25,554,561   7.9500 12.18  9.593  90-07+   5/03  9/28  6.34
 -----------------------------------------------------------------------------

 Note:

 (1) Data assumes a prepayment speed of 200% MHP for the Fixed Rate Assets and 275% MHP for the Adjustable Rate Assets.

 (2) Coupon and price are assumed for computational materials.

 (3) A1A coupon based on 1 month LIBOR.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO APPEARS HERE]

              Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1998-D
                             Computational Materials


BOND PROFILE SUMMARY

 -----------------------------------------------------------------------------
 Percent of MHP:
 Fixed Rate Assets:        0       100       150       200       250       300
 Adjustable Rate Assets:   0       125       200       275       350       425
 -----------------------------------------------------------------------------


 A1 SENIOR
 Price: 99-28+      Coupon: 6.4000                 Original Par:   238,335,000
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            6.47      6.46      6.46      6.45      6.44      6.44
 Average Life:         15.46      8.32      6.51      5.20      4.15      3.38
 Duration:              8.83      5.55      4.62      3.89      3.25      2.75
 First Prin Pay:       11/98     11/98     11/98     11/98     11/98     11/98
 Last Prin Pay:        11/25      2/20      8/16      7/13      4/11      7/09
 ---------------------------
 To Maturity:
 Bond Yield:            6.47      6.46      6.46      6.45      6.44      6.44
 Average Life:         15.54      8.54      6.77      5.46      4.36      3.54
 Duration:              8.84      5.60      4.69      3.98      3.34      2.83
 First Prin Pay:       11/98     11/98     11/98     11/98     11/98     11/98
 Last Prin Pay:         1/28     10/25      7/23     12/20      2/18     10/15
 -----------------------------------------------------------------------------


 A1A SENIOR FLOATER
 Price: 100-00      Coupon: FLOATER                Original Par:     6,023,152
 -----------------------------------------------------------------------------
 To Call:
 Bond Yield:            N/A       N/A       N/A       N/A       N/A       N/A
 Average Life:         20.00      9.48      6.79      5.19      4.17      3.46
 Duration:             10.81      6.31      4.92      3.99      3.34      2.86
 First Prin Pay:       11/98     11/98     11/98     11/98     11/98     11/98
 Last Prin Pay:        11/25      2/20      8/16      7/13      4/11      7/09
 ---------------------------
 To Maturity:
 Bond Yield:            N/A       N/A       N/A       N/A       N/A       N/A
 Average Life:         20.26      9.84      7.07      5.40      4.32      3.57
 Duration:             10.86      6.40      5.00      4.07      3.40      2.91
 First Prin Pay:       11/98     11/98     11/98     11/98     11/98     11/98
 Last Prin Pay:         1/28     10/25      8/23      1/21      3/18     10/15
 ------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO APPEARS HERE]

              Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1998-D
                             Computational Materials

 Percent of Principal Outstanding of Class A-1

---------------------------------------------------------------------------------------------
 Percent of MHP:
---------------------------------------------------------------------------------------------
 Fixed Rate Assets:             0         100         150         200         250         300
 Adjustable Rate Assets:        0         125         200         275         350         425

 Distribution Date:
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 October 15, 1999              98          93          90          87          84          81
 October 15, 2000              97          84          78          72          67          61
 October 15, 2001              95          76          67          59          51          43
 October 15, 2002              93          68          57          46          37          29
 October 15, 2003              90          60          47          38          29          20
 October 15, 2004              88          52          41          33          24          16
 October 15, 2005              85          46          36          28          20          13
 October 15, 2006              81          41          32          24          16          10
 October 15, 2007              78          37          28          21          13           8
 October 15, 2008              75          34          25          18          11           7
 October 15, 2009              71          31          22          15           9           5
 October 15, 2010              66          27          19          12           7           4
 October 15, 2011              61          24          16          10           6           3
 October 15, 2012              55          22          14           9           5           2
 October 15, 2013              50          19          12           7           4           2
 October 15, 2014              46          17          10           6           3           1
 October 15, 2015              42          15           9           5           2           0
 October 15, 2016              39          13           7           4           1           0
 October 15, 2017              35          11           6           3           0           0
 October 15, 2018              31           9           5           2           0           0
 October 15, 2019              29           8           4           1           0           0
 October 15, 2020              26           7           3           0           0           0
 October 15, 2021              22           5           2           0           0           0
 October 15, 2022              18           4           1           0           0           0
 October 15, 2023              14           3           0           0           0           0
 October 15, 2024              11           1           0           0           0           0
 October 15, 2025               8           0           0           0           0           0
 October 15, 2026               4           0           0           0           0           0
 October 15, 2027               1           0           0           0           0           0
 October 15, 2028               0           0           0           0           0           0

 Avg Life In Years:          15.5         8.5         6.8         5.5         4.4         3.5
---------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO APPEARS HERE]

              Oakwood Senior/Subordinated Pass-Through Certificates,
                                  Series 1998-D
                             Computational Materials

 Percent of Principal Outstanding of Class A-1A

--------------------------------------------------------------------------------------------
 Percent of MHP:

 Fixed Rate Assets:             0         100         150         200        250         300
 Adjustable Rate Assets:        0         125         200         275        350         425

 Distribution Date:
---------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100        100         100
---------------------------------------------------------------------------------------------
 October 15, 1999              99          94          90          87         84          81
 October 15, 2000              98          86          80          73         67          61
 October 15, 2001              97          79          70          61         53          45
 October 15, 2002              96          72          61          50         41          33
 October 15, 2003              95          66          53          41         32          25
 October 15, 2004              94          61          46          34         25          18
 October 15, 2005              93          55          40          28         19          13
 October 15, 2006              91          50          34          23         15          10
 October 15, 2007              90          46          30          19         12           7
 October 15, 2008              88          41          26          15          9           5
 October 15, 2009              86          38          22          13          7           4
 October 15, 2010              84          34          19          10          5           3
 October 15, 2011              82          31          16           8          4           2
 October 15, 2012              79          27          14           7          3           1
 October 15, 2013              77          25          12           5          2           1
 October 15, 2014              74          22          10           4          2           1
 October 15, 2015              71          19           8           4          1           0
 October 15, 2016              68          17           7           3          1           0
 October 15, 2017              64          15           6           2          1           0
 October 15, 2018              60          13           5           2          0           0
 October 15, 2019              56          11           4           1          0           0
 October 15, 2020              51           9           3           1          0           0
 October 15, 2021              46           8           3           0          0           0
 October 15, 2022              40           6           2           0          0           0
 October 15, 2023              34           5           0           0          0           0
 October 15, 2024              28           4           0           0          0           0
 October 15, 2025              21           0           0           0          0           0
 October 15, 2026              13           0           0           0          0           0
 October 15, 2027               4           0           0           0          0           0
 October 15, 2028               0           0           0           0          0           0

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO APPEARS HERE]